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                                                                   EXHIBIT 10.37

                              TWELFTH AMENDMENT TO
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


         THIS TWELFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into, effective as of this ____ day of September, 2000, by and among BALDWIN AMERICAS CORPORATION, a Delaware corporation ("BAM"), BALDWIN TECHNOLOGY LIMITED, a Bermuda corporation ("BTL" and together with BAM, the "Borrowers"), BALDWIN TECHNOLOGY COMPANY, INC., a Delaware corporation ("Baldwin" and together with the Borrowers, the "Credit Parties"), BANK OF AMERICA, N.A., successor in interest to NationsBank, N.A., as Agent ("Bank of America" or the "AGENT"), BANK OF AMERICA, N.A., as a Lender, and FLEET NATIONAL BANK (successor in interest to Bank Boston, N.A.), as a Lender ("Fleet").

                              W I T N E S S E T H:

         WHEREAS, the Credit Parties, the Lenders and the Agent have entered into that certain Amended and Restated Revolving Credit Agreement dated as of December 31, 1995 (as heretofore or hereafter amended, modified, supplemented, amended and restated or replaced, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain revolving credit loans to the Borrowers;

         WHEREAS, the parties hereto desire to make further amendments to the Credit Agreement (the "Amendments") in the manner herein set forth; and

         WHEREAS, in consideration for the Borrowers' acknowledgment and acceptance of the terms of this Amendment Agreement, the Agent and Lenders are willing to make the Amendments;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. The term "Credit Agreement" or "Agreement" (as the case may be) as used herein and in the Loan Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, modified, supplemented, amended and restated or replaced from time to time as permitted thereby. Unless the context otherwise requires, all terms used herein without definition shall have the definitions provided therefor in the Credit Agreement.

         2. Credit Agreement Amendments. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) The definition of "Revolving Credit Termination Date" in
         Section 1.1 is hereby deleted in its entirety and the following is inserted in replacement thereof:
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                           "Revolving Credit Termination Date" means the earlier
                  to occur of (i) October 31, 2001, or (ii) any other date upon which the Total Commitment shall terminate in accordance with the terms hereof."

         3. Representations and Warranties. Each Credit Party hereby certifies that:

                  (a) The representations and warranties made by each Credit Party in Article VI of the Credit Agreement are true on and as of the date hereof, with the same effect as though such representations and warranties were made on the date hereof.

                  (b) There has been no material change in the condition, financial or otherwise, of Baldwin, any Borrower or any of their respective Subsidiaries since the date of the most recent financial reports of Baldwin and the Borrowers received by each Lender under
         Section 7.1 of the Credit Agreement;

                  (c) The business and properties of each Credit Party and any of their respective Subsidiaries are not, and since the date of the most recent financial reports of Baldwin and the Borrowers received by each Lender under Section 7.1 of the Credit Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (d) No event has occurred and no condition exists which, upon the effectiveness of the amendments contemplated hereby, will constitute a Default or an Event of Default on the part of any Credit Party under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

         4. Conditions Precedent. The effectiveness of this Amendment Agreement is subject to the receipt by the Agent of (a) five (5) counterparts of this Amendment Agreement duly executed by all signatories hereto and (b) all fees payable by the Borrowers to the Agent and the Lenders on or before the date hereof.

         5. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except in accordance with the terms of the Credit Agreement.

         6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are


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hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         7. Counterparts. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         8. Credit Agreement and Other Loan Documents. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby.

         9. Reimbursement. The Borrowers agree to reimburse the Agent and the Lenders for all costs and out-of-pocket expenses, including attorneys' fees, incurred in connection with the preparation, execution, and delivery of this Amendment Agreement.


                            [Signature pages follow.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                              BORROWERS AND CREDIT PARTIES:

                              BALDWIN AMERICAS CORPORATION, as Borrower and Credit Party


                              By: ____________________________________________
                              Name:__________________________________________
                              Title: ___________________________________________


                              BALDWIN TECHNOLOGY LIMITED, as Borrower and Credit Party

                              By: ____________________________________________
                              Name:__________________________________________
                              Title: ___________________________________________


                              BALDWIN TECHNOLOGY COMPANY, INC., as Credit
                              Party

                              By:_____________________________________________
                              Name: __________________________________________
                              Title:___________________________________________



                              AGENT:

                              BANK OF AMERICA, N.A., successor in interest to NationsBank, N.A., as Agent for the Lenders


                              By:  ____________________________________________
                              Name:__________________________________________
                              Title:___________________________________________



                              SIGNATURE PAGE 1 OF 2
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                              LENDERS:

                              BANK OF AMERICA, N.A., successor in interest to NationsBank, N.A., as Lender


                              By: ___________________________________________
                              Name:_________________________________________
                              Title:__________________________________________


                              FLEET NATIONAL BANK, successor in interest to BANKBOSTON, N.A., as Lender


                              By: ____________________________________________
                              Name:__________________________________________
                              Title:___________________________________________



                              SIGNATURE PAGE 2 OF 2